                                                                   EXHIBIT 10.52

                                    CA, INC.
                           DEFERRED COMPENSATION PLAN

PLEASE READ CAREFULLY                     [INSERT FISCAL YEAR] ANNUAL
BEFORE COMPLETING THIS                            PERFORMANCE
FORM.                                    BONUS DEFERRAL ELECTION FORM

STEP 1 EMPLOYEE INFORMATION

YOUR NAME: ___________________________   SSN: ___________ - ________ - _________

DAYTIME PHONE: (____) ________ -______   EVENING PHONE: (____) ________ -_______

DATE OF BIRTH: __________                DATE OF HIRE: __________

STEP 2 ANNUAL PERFORMANCE BONUS ELECTION

For the performance period beginning on April 1, [_____] and ending on March 31, [______], you may defer up to a maximum of 90% of your cash Annual Performance Bonus, if any, under the CA, Inc. Executive Deferred Compensation Plan (the "Plan"). The amount of any Annual Performance Bonus you elect to defer (minimum of 1%) will be withheld and credited to an account on the Company's books at the time such Annual Performance Bonus would have otherwise been payable, if applicable.

[ ] I hereby elect to defer ___% of my [___] Annual Performance Bonus (may equal up to 90% of your cash Annual Performance Bonus, minimum 1%) under the Plan.

STEP 3 INVESTMENT ELECTION

I hereby elect to direct that the deferred portion of my ANNUAL PERFORMANCE BONUS will be deemed invested in the following manner under the provisions of the Plan. I understand that this election will apply to the annual performance bonus, if any, that may be paid in connection with the annual performance period beginning on April 1, [_____] and ending on March 31, [_____]. I also understand that at any time I may transfer my account balances from one investment Fund option to another. (Your total Investment Election percentage must equal 100%)

                FUND NAME                            %
                ---------                          -----
Fidelity Puritan
Fidelity Magellan Fund
Fidelity Growth and Income Fund
Fidelity Intermediate Bond Fund
Fidelity Diversified International Fund
Fidelity Retirement Money Market Portfolio
Spartan US Equity Index Portfolio
Dodge & Cox Stock Fund
American Funds Growth Fund of America - Class R4
Hotchkis & Wiley Mid Cap Value - Class I
Artisan Mid Cap Fund
American Beacon Small Cap Value - PA
Fidelity Small Cap Stock

                                          TOTAL OF ALL INVESTMENT ELECTIONS 100%

STEP 4 DISTRIBUTION ELECTION

In accordance with the terms of the Plan, I understand that I will receive a lump sum distribution of the value of my deferral account as soon as administratively practicable after the earlier of (i) six months following my separation from service, (ii) my death, (iii) my Disability, (iv) a termination of the Plan in connection with a Change in Control (as set forth in the Plan) or
(v) a date specified by me below (if elected). I understand that I do not need to elect a specified date, in which case I will receive my distribution upon the earliest of the other events set forth in the preceding sentence.

     Specified Date (choose one, IF desired):

          April 1, [___] ____[ ]____
          April 1, [___] ____[ ]____
          April 1, [___] ____[ ]____

STEP 5 SIGNATURE

I HEREBY DIRECT COMPUTER ASSOCIATES TO DEFER MY CASH ANNUAL PERFORMANCE BONUS AS SET FORTH ABOVE AND PURSUANT TO THE TERMS OF THE PLAN AND DEEM IT INVESTED INITIALLY ACCORDING TO MY ELECTIONS IN STEP 3.

The foregoing elections are subject to all of the terms and conditions of the Plan, which are incorporated herein by reference. By executing this election, I acknowledge that (i) I have received and read a copy of the Plan, Offering Memorandum (including the risk factors relating to deferring compensation under the Plan) and related documents, (ii) my rights under the Plan are as a general unsecured creditor of Computer Associates International, Inc., (iii) any compensation that I defer pursuant to this election may be subject to certain employment taxes on a current basis for which I am responsible and (iv) my deferral election is irrevocable and may not be changed, except as otherwise provided under the Plan.


PARTICIPANT SIGNATURE:                              DATE:
                       --------------------------         ----------------------

RETURN FORM TO: _______________